Execution Version 1 VOTING AGREEMENT This agreement, dated July 6, 2023 (this “Agreement”), is by and between Mercury Systems, Inc., a Massachusetts corporation (the “Company”), and JANA Partners LLC, a Delaware limited liability company (“JANA”). The Company and JANA are each herein referred to as a “party” and, collectively, the “parties.” In consideration of and reliance upon the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows: 1. Board Nomination. In accordance with the Company’s Amended and Restated By-laws and Massachusetts law, substantially concurrently with the execution of this Agreement, the Company’s board of directors (the “Board”) shall take all necessary action to (i) increase the size of the Board to eleven (11) directors, and (ii) appoint Scott Ostfeld as a Class II director to stand for election at the 2023 annual meeting of the Company’s stockholders (including any adjournment, postponement, rescheduling or continuation thereof, the “2023 Annual Meeting”). Promptly following the date of this Agreement, Scott Ostfeld shall complete, execute and deliver to the Company the Company’s 2023 Questionnaire for Directors and Officers and provide such written consents requested by the Company as may be necessary or appropriate for the conduct of the Company’s vetting procedures applicable to directors. As a condition to, and prior to, the appointment of Scott Ostfeld as director, Scott Ostfeld shall have (x) agreed to comply with all policies, codes of conduct, confidentiality obligations and codes of ethics applicable to the Company’s directors, including the Company’s Code of Business Conduct and Ethics, and (y) agreed to provide the information regarding himself that is required to be disclosed for candidates for directors and directors in a proxy statement under the U.S. federal securities laws and/or applicable Nasdaq rules and regulations, and to provide such other information as reasonably requested by the Company. Provided that Scott Ostfeld has been appointed to the Board and is able and willing to continue to serve on the Board, the Company shall include Scott Ostfeld in the Company’s slate of recommended nominees standing for election at the 2023 Annual Meeting and shall recommend, support and solicit proxies for the election of Scott Ostfeld at the 2023 Annual Meeting in the same manner as for the Company’s other nominees at the 2023 Annual Meeting. 2. Voting Agreement. JANA agrees that at the 2023 Annual Meeting, JANA shall cause all shares of the Company’s common stock (any shares of the Company’s common stock, the “Shares”) beneficially owned, directly or indirectly, by it, or by any of its controlled Affiliates or Associates (including all Shares beneficially owned as of the respective record date of the 2023 Annual Meeting), over which it exercises or has voting authority: (A) to be present in person or by proxy for quorum purposes; (B) to be voted in favor of Roger A. Krone, Gerard J. DeMuro, and Scott Ostfeld for election to the Board; and (C) to be voted in favor of the Board’s recommendation with respect to any amendments to the Company’s stock incentive plan to replenish shares available for grants under that plan, provided, however, that in the event Institutional Shareholder Services Inc. (“ISS”) or Glass Lewis & Co. LLC (“Glass Lewis”) recommends otherwise with respect to such proposal, JANA shall be permitted to vote in accordance with the ISS or Glass Lewis recommendation. 3. Miscellaneous. The parties also agree to the miscellaneous provisions set forth on Exhibit A hereto.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the parties as of the date hereof. MERCURY SYSTEMS, INC. By: Name: William K. O’Brien Title: Chairman of the Board of Directors JANA PARTNERS LLC By: Name: Title: [Signature Page to Voting Agreement]

EXHIBIT A MISCELLANEOUS 1. Definitions. For purposes of this Agreement: (a) the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended and shall include all persons or entities that at any time prior to the termination of this Agreement become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, however, that, for purposes of this Agreement, (i) JANA shall not be an Affiliate or Associate of the Company, and (ii) the Company shall not be an Affiliate or Associate of JANA; (b) the terms “beneficial owner” and “beneficially own” shall have the respective meanings of such terms under or as used in Rule 13d-3 promulgated by the SEC under the Exchange Act, except that a person shall also be deemed to be the beneficial owner of all Shares that such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to the exercise of any rights in connection with any securities or any agreement, arrangement or understanding (whether or not in writing), regardless of when such rights may be exercised and whether they are conditional, and all Shares with respect to which such person or any of such person’s Affiliates or Associates has or shares the right to vote or direct the voting of such Shares or has or shares the right to dispose, or to direct the disposition, of such Shares; (c) the terms “person” or “persons” shall mean any individual or any corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature; and 2. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, (a) when delivered by hand, with written confirmation of receipt; (b) upon sending if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (c) one business day after being sent by a nationally recognized overnight courier to the addresses set forth below; or (d) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt: if to the Company: Mercury Systems, Inc. 50 Minuteman Road Andover, Massachusetts 01810 Attention: Christopher C. Cambria, General Counsel Email: Christopher.Cambria@mrcy.com

2 with a copy to (which shall not constitute notice): Latham & Watkins LLP 330 North Wabash Avenue, Suite 2800 Chicago, Illinois 60611 Attention: Christopher Drewry, Bradley Faris Email: christopher.drewry@lw.com, bradley.faris@lw.com if to JANA: JANA Partners LLC 767 Fifth Avenue, 8th Floor New York, New York 10153 Attention: Jennifer Fanjiang Email: legal@janapartners.com with a copy to (which shall not constitute notice): Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 Attention: Eleazer Klein Email: eleazer.klein@srz.com 3. Specific Performance; Choice of Law; Forum. (a) This Agreement and any disputes arising out of or related to this Agreement (whether for breach of contract, tortious conduct or otherwise) shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the choice of law principles of such state. Any action to enforce the terms and provisions of this Agreement or relating to the transactions contemplated by this Agreement shall be brought exclusively in the state courts of the Commonwealth of Massachusetts located in Essex County or, if such courts shall not have jurisdiction, any federal court sitting in the Commonwealth of Massachusetts. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the state courts of the Commonwealth of Massachusetts located in Essex County or federal courts sitting in the Commonwealth of Massachusetts in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the federal or state courts located in the Commonwealth of Massachusetts. Each party irrevocably and unconditionally waives any objection to the laying of venue of any litigation, arbitration or other proceeding (any of the foregoing, a “Legal Proceeding”) arising out of this Agreement in such courts, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Legal Proceeding brought in any such court has been brought in an inconvenient forum. The parties agree that a final judgment in any such dispute shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. The parties agree that delivery of process or other papers in connection with any such Legal Proceeding in the manner provided in Section 6 of this Agreement or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof. FURTHERMORE, EACH OF THE PARTIES HERETO (A) IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY AND

3 (B) AGREES TO WAIVE ANY BONDING REQUIREMENT UNDER ANY APPLICABLE LAW, IN THE CASE ANY OTHER PARTY SEEKS TO ENFORCE THE TERMS BY WAY OF EQUITABLE RELIEF. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law. (b) Each party to this Agreement acknowledges and agrees that the other party would be irreparably injured by an actual breach of this Agreement by the first-mentioned party and that monetary remedies may be inadequate to protect either party against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to seek equitable relief by way of injunction or otherwise and seek specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if the other party breaches or threatens to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the non-breaching party. 4. Severability. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision. 5. Termination. This Agreement shall terminate at the conclusion of the 2023 Annual Meeting. Upon termination, this Agreement shall have no further force and effect. Notwithstanding the foregoing, this Exhibit A shall survive termination of this Agreement and no termination of this Agreement shall relieve any party of liability for any breach of this Agreement arising prior to such termination. 6. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same agreement and shall become a binding agreement when a counterpart has been signed by each party and delivered to the other party, thereby constituting the entire agreement among the parties pertaining to the subject matter hereof. Signatures of the parties transmitted by facsimile, PDF, jpeg, .gif, .bmp or other electronic file shall be deemed to be their original signatures for all purposes and the exchange of copies of this Agreement and of signature pages by facsimile transmission, PDF or other electronic file shall constitute effective execution and delivery of this Agreement as to the parties. 7. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons. No party to this Agreement may assign its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise, and any assignment in contravention hereof shall be null and void.

4 8. No Waiver. No failure or delay by either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial waiver thereof preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. 9. Entire Understanding. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.